CERTIFICATION FILED AS EXHIBIT 12(B) TO FORM N-CSR

Name of Issuer:	MANAGERS TRUST I: BRANDYWINE ADVISORS MIDCAP GROWTH FUND, BRANDYWINE FUND, BRANDYWINE BLUE FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated: April 17, 2014	/s/ Keitha L. Kinne
Keitha L. Kinne
President

CERTIFICATION FILED AS EXHIBIT 12(B) TO FORM N-CSR

Name of Issuer:	MANAGERS TRUST I: BRANDYWINE ADVISORS MIDCAP GROWTH FUND, BRANDYWINE FUND, BRANDYWINE BLUE FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated: April 17, 2014	/s/ Donald S. Rumery
Donald S. Rumery
Chief Financial Officer